SEI Investments Company (NASDAQ: SEIC) Q4 2025 Earnings Presentation

This presentation contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe," ”remain” and "continue" or "appear." Our forward-looking statements include our current expectations as to: • our opportunities; • the strength of our pipelines; • our momentum and the benefits of this momentum; • our commitment to disciplined execution, transparent communication, and creating long-term value for our clients and shareholders; • the level of demand for outsourcing and client expansions; • our investment priorities; • the durability of our growth strategy; • the work that new clients will generate to retire legacy systems, execute complex data conversions, and integrate new platforms; • the incremental opportunities for our professional services offerings; • the financial impact of the loss of a previously disclosed at risk client in our Private Banking business and the duration of related deconversions; • the benefits that we and our stakeholders will receive as a consequence of our partnership with Stratos Wealth Management; • the degree to which our AI and tokenization efforts will support efficiency and scalability; • the ability of our integrated approach to break down silos and enable us to scale across segments, capture wallet share, and deliver consistent, repeatable growth; • our commitment to long-term growth, innovation and accountability; • our focus on execution and the benefits of this focus: • when we will receive the benefits, if at all, of the investments we make; • our potential, both short and long-term; • the pace of our sales events in the second half of 2025; • the timing of the closing of our partnership with Stratos Wealth Management and the source of funds for this closing; • our strategic priorities and our ability to execute against these priorities; • the demand for our products and services; • the headwinds that may affect our businesses; • the performance of our various businesses, including the margins and profitability of such businesses and the events that may affect the margins, profitability and growth prospects of these businesses; • the drivers of future revenue, margin and earnings growth; • the benefits, if any, that we or our clients may derive from acquired assets; • our run rate and the stability of the elements of that run rate; • the resiliency of our business; and • the market dynamics affecting our businesses. You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended Dec. 31, 2024, filed with the Securities and Exchange Commission. Past performance does not guarantee future results. Safe Harbor Statement 2 SEI Earnings PresentationQ4 2025

Q4 2025 vs. Q4 '24 vs. Q3 '25 Revenues 607.9 9.1% 5.1% Operating Income 161.6 11.0% 1.0% Net Income Attributable to SEI 172.5 10.7% 5.1% EPS $1.38 16.0% 6.2% Net Sales Events 43.6 14.1% 42.8% Operating Margin 26.6% 0.5% -1.1% Assets Under Management ($B) 554.6 16.3% 2.4% Administration, Platform & Advisement ($B) 1,290.8 18.2% 2.7% % Change Q4 2025 highlights SEI Earnings PresentationQ4 2025 SEI delivered a record quarter and year, with broad- based revenue growth and margin expansion across nearly all business units. Sales events reached $44M, one of the highest quarters in SEI history, driven by outsized Private Banking wins and strong IMS demand. Results reflect intentional alignment with long-term industry tailwinds, including outsourcing demand, public/private market convergence, and the rising need for advice; areas where SEI has concentrated investment over several years. $ in millions except EPS; AUM; and Assets under administration, platform-only, and advisement; and platform-only assets. Asset values exclude impact of Stratos acquisition closed in December Operating margin % change represents improvement or decline in margin rate vs. prior period A standout quarter to close a record 2025Q4 2025 financial snapshot 3

Earnings per share SEI Earnings PresentationQ4 2025 Reported Q4 EPS of $1.38, including $0.08 of unusual items: • $20M of Corporate Overhead expense related to severance and M&A fees • $3M tax benefit from energy credits and $3M revenue accrual true-up benefit within IMS EPS growth driven by core business performance, with nearly every segment contributing year-over- year, in addition to substantial investments in share repurchases • Record EPS excluding unusual items in current and prior quarters, exceeding prior record achieved in Q4 2024 Record EPS, ex-unusual items Q4 2024 Private Banks Investment Advisors Institutional Investors Investment Managers LSV Income Corporate Overhead Tax Rate & Other Share Count Q4 2025 +16% Q3 2025 Private Banks Investment Advisors Institutional Investors Investment Managers LSV Income Corporate Overhead Tax Rate & Other Share Count Q4 2025 +6% Y e a r- O v e r- Y e a r Q u a rt e r- O v e r- Q u a rt e r 4 $1.19 $0.05 $0.05 $0.01 $0.10 $0.03 -$0.13 $0.00 $0.08 $1.38 $1.30 $0.03 $0.02 $0.00 $0.04 $0.03 -$0.08 $0.03 $0.02 $1.38

Business unit performance SEI Earnings PresentationQ4 2025 Revenue ($M) Broad-based strength across all segments Private Banking professional services momentum accelerated revenue and expanded margins Investment Managers underlying growth remained strong driven by broad-based demand for outsourcing Advisors benefited from strong flows and cross-platform engagement despite mutual fund headwinds Institutional market tailwinds balanced the impact of Q4 client departures Business unit highlightsOperating profit ($M) $140 $191 $139 $71 $144 $207 $147 $72 $150 $221 $156 $73 Private Banking Investment Managers Investment Advisors Institutional Investors Q4 2024 Q3 2025 Q4 2025 $20 $73 $62 $32 $23 $81 $68 $34 $29 $91 $72 $34 Private Banking Investment Managers Investment Advisors Institutional Investors Q4 2024 Q3 2025 Q4 2025 +7% +15% +12% +3% +47% +25% +15% +6% 5

Operating margins SEI Earnings PresentationQ4 2025 -1.0% 1.0% 3.0% 5.0% Private Banking Investment Managers Investment Advisors Institutional Investors Quarter-Over-Quarter Year-Over-Year Business unit margin changes HighlightsConsolidated operating margin 10.0% 20.0% 30.0% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Consolidated operating margins expanded meaningful year-over-year and sequentially excluding $21M of severance and M&A costs Private Banking margin improvement driven by higher margin professional services and cost leverage Investment Managers margin growth driven by client momentum and timing of initiatives shifting from Q4 into 2026 Advisors margins supported by flows into new products and market appreciation; Benefit from integrated program is consistent with prior periods Institutional margins stable as market appreciation offsets client losses 6

Net sales events SEI Earnings PresentationQ4 2025 $15.9 $34.9 $28.2 $36.8 $24.1 $20.9 $18.7 $6.1 $11.5 $10.0 $9.7 $5.0 $9.6 $24.9 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Recurring Non-Recurring Total net sales events ($M) Net sales events of $44M in Q4 bringing full-year net sales events to a record $150M, up 17% vs. 2024 Private Banking led Q4 with $28M in net sales events, driven by two major new mandates Investment Managers delivered $20M in sales events; broad- based contributions from U.S. alternative asset managers Advisors sales were flattish, with positive off-platform ETF flows offsetting mutual fund outflows Negative Institutional sales driven by client losses in the UK Q4 sales strength caps a record $150M year 7

Client asset summary SEI Earnings PresentationQ4 2025 AUA and assets on platform ($B)* AUM ($B) $1,092 $1,257 $1,291 Q4 2024 Q3 2025 Q4 2025 +18% +3% $477 $542 $555 Q4 2024 Q3 2025 Q4 2025 +16% +2% Highlights • Both AUM and AUA increased on a sequential and year-over-year basis • AUA growth supported by strong client win momentum and modest market appreciation benefit • AUM increased 2%, as market appreciation offset modest Institutional outflows • LSV AUM increased 3.5%, driven by market appreciation and strong fund performance, evidenced by $22M of performance fees, or $8M at SEI’s share. Market and fund performance offset approximately $3B of net outflows *Assets under administration, advisement and platform-only 8

Capital allocation, liquidity, and capitalization SEI Earnings PresentationQ4 2025 Capital returned to shareholders ($M) Liquidity and capitalization ($M) $400 $0 $10,500 Cash Long-Term Debt Market Capitalization Ended Q4 with $400M cash*, no long-term debt Share repurchases totaled $101M in Q4; $616M for the full year; representing 6% of total shares outstanding from the end of 2024. Completed largest portion of Stratos acquisition, funded entirely with cash Remain committed to returning 90% to 100% of free cash flow through dividends and buybacks Highlights 9 $101 $616 $124 Q4 '25 TTM Q4 '25 Buybacks Dividends *Excludes $71M of consolidated cash associated with LSV Variable Interest Entity

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